SECURITIES AND EXCHANGE
Washington, D.C.
FORM 8-K/A

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of
1934
Date of Report (Date of Earliest Event Reported)	January 18, 2007

GE Capital Credit Card Master Note Trust (issuing entity)
RFS Holding, L.L.C. (depositor)
GE Money Bank (sponsor)
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

57-1173164 (RFS Holding, L.L.C.)
20-0268039 (GE Capital Credit Card
333-107495, 333-107495-02	Master Note Trust)
(Commission File Number)	(I.R.S. Employer Identification No.)

c/o General Electric Capital Corporation
777 Long Ridge Road, Bldg. B, 3rd Floor,
Stamford, CT	06927
(Address of Principal Executive Offices)	(Zip Code)

(203) 585-6669
(Registration's Telephone Number, Including Area Code)

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
This amendment relates to the Form 8-K relating to the January 16, 2007 payment date (originally filed with the Securities and Exchange Commission on January 18, 2007). This Form 8-K/A corrects errors in Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5.

In the Monthly Noteholder’s Statement for Series 2004-2 originally filed on January 18, 2007, the allocation percentage for Finance Charge Collections and Defaulted Amounts was understated. The allocation percentage was originally reported as 6.2894% and the corrected percentage is 6.9882%. This understatement had no impact on the amount of interest or principal paid or payable to the noteholders of any series; however certain data fields reported in the Monthly Noteholder’s Statements for Series 2004-1, 2004-2, 2005-1, 2005-2 and 2005-3 were affected and are corrected in Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 filed herewith.

Item 9.01. Financial Statements and Exhibits.
(a) Not applicable
(b) Not applicable
(c) Exhibits

Exhibit No.	Document Description

99.1	Restated Monthly Noteholder’s Statement for GE Capital Credit Card Master Note Trust,
Series 2004-1, for January 16, 2007 Payment Date.

99.2	Restated Monthly Noteholder’s Statement for GE Capital Credit Card Master Note Trust,
Series 2004-2, for January 16, 2007 Payment Date.

99.3	Restated Monthly Noteholder’s Statement for GE Capital Credit Card Master Note Trust,
Series 2005-1, for January 16, 2007 Payment Date.

99.4	Restated Monthly Noteholder’s Statement for GE Capital Credit Card Master Note Trust,
Series 2005-2, for January 16, 2007 Payment Date.

99.5	Restated Monthly Noteholder’s Statement for GE Capital Credit Card Master Note Trust,
Series 2005-3, for January 16, 2007 Payment Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RFS Holding, L.L.C. as depositor

Dated: January 26, 2007	By: /s/ Russell J. Walsh
Name: Russell J. Walsh
Title: Vice President

INDEX TO EXHIBITS

Exhibit No.	Document Description

99.1	Restated Monthly Noteholder’s Statement for GE Capital Credit Card Master Note Trust,
Series 2004-1, for January 16, 2007 Payment Date.

99.2	Restated Monthly Noteholder’s Statement for GE Capital Credit Card Master Note Trust,
Series 2004-2, for January 16, 2007 Payment Date.

99.3	Restated Monthly Noteholder’s Statement for GE Capital Credit Card Master Note Trust,
Series 2005-1, for January 16, 2007 Payment Date.

99.4	Restated Monthly Noteholder’s Statement for GE Capital Credit Card Master Note Trust,
Series 2005-2, for January 16, 2007 Payment Date.

99.5	Restated Monthly Noteholder’s Statement for GE Capital Credit Card Master Note Trust,
Series 2005-3, for January 16, 2007 Payment Date.